UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 30, 2011

AMERON INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9012	77-0100596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 South Los Robles Avenue
Pasadena, California 91101
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:  (626) 683-4000

(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Ameron International Corporation (the “Company”) was held on March 30, 2011, at which meeting James S. Marlen and James A. Mitarotonda were elected to hold office until the 2014 Annual Meeting, or until their respective successors have been elected and qualified, and David Davenport was not re-elected, whereupon his term expired.  See Item 5.07, below.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on March 30, 2011.  As of the record date for the Annual Meeting, February 15, 2011, there were 9,280,912 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.  Michael J. Barbera of IVS Associates, the independent inspector of elections provided the Company with the following final results of the stockholder votes.

  Proposal One – Election of Directors

At the Annual Meeting, stockholders on a cumulative voting basis elected two Class I directors, James S. Marlen and James A. Mitarotonda, to hold office until the 2014 Annual Meeting, or until their respective successors have been elected and qualified.  “For” votes shown below are on a cumulative basis. With respect to the nominees endorsed by the Company’s Board, Mr. Marlen and Mr. Davenport, full discretionary authority was granted by stockholders to the proxy holders as to 3,714,036 votes.

	For	Withheld	Broker Non-Votes

David Davenport	38,648	59,139	97,353

James S. Marlen	3,775,060	59,139	97,353

James A. Mitarotonda	10,648,094	77,275	0

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2011.

For	Against	Abstained	Broker Non-Votes

7,355,509	27,176	81,983	0

Proposal Three – Advisory Resolution on Executive Compensation

  At the Annual Meeting, stockholders did not adopt the non-binding resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company’s 2011 proxy statement.

For	Against	Abstained	Broker Non-Votes

3,064,781	4,281,602	77,611	40,674

Proposal Four  – Advisory Resolution on the Frequency of Future Advisory Votes on Executive Compensation

At the Annual Meeting, stockholders considered a non-binding resolution to determine the frequency (whether annual, biennial or triennial) with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation disclosure.  A plurality of stockholders favored an annual advisory vote on the Company’s executive compensation disclosure. Based on the Board of Director’s recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

One Year	Two Years	Three Years	Abstained	Broker Non-Votes

6,685,283	25,051	654,550	70,211	29,573

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERON INTERNATIONAL CORPORATION

By: /s/ Leonard J. McGill
Name: Leonard J. McGill
Title: Senior Vice President, Secretary & General Counsel

Dated:  April 5, 2011